Summary of Reconciles Total Consideration Transferred (Detail) - Strategic Storage Trust IV, Inc.	Nov. 10, 2020 USD ($)
Fair Value of Consideration Transferred:
Common stock issued	$ 231,412,470
Cash	54,250,000	[1]
Other	365,703
Total Consideration Transferred	$ 286,028,173

[1]	The approximately $54.3 million in cash was primarily used to pay off approximately $54.0 million of SST IV debt that we did not assume in the Merger, as well as approximately $0.3 million in transaction costs.